Exhibit 99.2

GOLDEN QUEEN MAILS AND FILES ANNUAL GENERAL AND SPECIAL MEETING MATERIALS

IN CONNECTION WITH THE PROPOSED TRANSACTION

VANCOUVER, British Columbia – April 11, 2019 – Golden Queen Mining Co. Ltd. (TSX:GQM, OTC:GQMNF) (the ”Company” or “Golden Queen”) announced today that it has filed and is mailing materials for the annual general and special meeting of Golden Queen shareholders to be held in connection with the proposed transaction previously announced February 8, 2019. Materials for the shareholder meeting, including management’s proxy circular, have now been filed at www.sedar.com and at www.sec.gov and are available on the Company’s website at www.goldenqueen.com.

Meeting Matters

The proxy circular includes a proposal to approve a special resolution for the sale of 100% of the shares of Golden Queen Mining Holdings Inc., which currently holds a 50% ownership interest in the Soledad Mountain Project, pursuant to the terms of an agreement dated February 7, 2019 between the Company and certain purchasers as described in the proxy circular (the “Transaction”). The proxy circular also includes as agenda items a proposal to consolidate the outstanding common shares on a 10 existing shares for 1 new share basis, the election of directors, the reappointment of PricewaterhouseCoopers LLP as auditors, and an advisory vote on executive compensation.

Benefits of the Transaction to Golden Queen Shareholders

•	Resolves going concern issue and the possibility of entering into bankruptcy and insolvency proceedings by eliminating all outstanding debt payable by the Company, including a scheduled debt repayment on February 8, 2019, and additional payments due in April 2019 and May 2019

•	Provides certainty of value and value that is more favorable than the value that might have been received by pursuing other business opportunities

•	Eliminates majority ownership position, materially increasing retained ownership by remaining Golden Queen shareholders

•	Provides a meaningful cash treasury to assess various options to provide or return value to Golden Queen shareholders

The Golden Queen Board of Directors UNANIMOUSLY recommends that Shareholders vote IN FAVOUR of all the proposed resolutions

Your vote is important regardless of the number of shares you own. As a shareholder, it is very important that you read the proxy circular and related materials with respect to the shareholder meeting carefully and then vote your Golden Queen shares. You are eligible to vote your Golden Queen shares if you were a shareholder of record at the close of business on April 3, 2019. You may vote in person at the shareholder meeting or by proxy.

Golden Queen Shareholder Meeting

The shareholder meeting will be held on Monday May 13, 2019 at 10:00am PT, at Suite 2300 - 1066 West Hasting Street, Vancouver, British Columbia, where Golden Queen shareholders will be asked to consider and vote on all the proposed resolutions.

YOUR VOTE IS IMPORTANT - PLEASE VOTE TODAY

Shareholder Questions and Assistance

If you have any questions or require assistance voting your Golden Queen shares, please contact our proxy solicitation agent, Laurel Hill Advisory Group, at 1-877-452-7184 toll-free in North America, or call collect outside North America at +1 416 304-0211, or by e-mail at assistance@laurelhill.com.

For further information please contact:

Brenda Dayton
Telephone: 778.373.1557
Email: bdayton@goldenqueen.com

Caution with Respect to Forward-Looking Statements:  Except for statements of historical fact contained herein, the information in this press release includes certain “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian and US securities legislation. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “expects”, “will”, “will continue to”, or similar terminology. Forward-looking statements include but are not limited to, statements related to expected production rates, ore output and grade results, plans and intentions with respect to activities on the Project, and the results of ongoing drilling supporting past resource estimates, the ability of the Company to consummate the Transaction on the terms of the Transaction agreement, the receipt of necessary approvals including shareholder, Toronto Stock Exchange, regulatory and other third party approvals. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Forward-looking information is based on reasonable assumptions that have been made by the Company as at the date of such information and is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to differ materially from statements in this press release regarding our intentions including, without limitation, risks and uncertainties disclosed in the section entitled “Risk Factors” contained in our proxy circular as well as in our Annual Report on Form 10-K for the year ended December 31, 2018. Investors are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, investors should not put undue reliance on forward-looking statements. Any forward-looking statement made by the Company in the press release is based only on information currently available to us and speaks only as of the date on which it is made. The Company does not undertake to update any forward-looking information that is contained or incorporated by reference herein, except in accordance with applicable securities laws.

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